UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2016

Simlatus Corp.
(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
175 Joerschke Dr., Suite A Grass Valley, CA 95945
(Address of principal executive offices)
Phone: (530) 205-3437
(Company ’ s Telephone Number)
☐ Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

Pursuant to an Order entered by the Pubic Company Accounting Oversight Board (“PCAOB”) on December 20, 2016, and correspondence received by the Company on December 29, 2016, from the Securities and Exchange Commission informing us of the revocation of registration of the Registrant’s auditor, John Scrudato, CPA, as well as the revocation of registration of Mr. Scrudato’s firm, Scrudato & Company, PA, the Registrant entered into an engagement agreement with a new PCAOB auditor, Debra L Lindaman, DLL CPAS, LLC.

Previous Independent Registered Public Accounting Firm

1.
Upon receipt of the above-referenced correspondence from the Securities and Exchange Commission informing us of the revocation of registration of John Scrudato, CPA and his firm Scrudato & Company, PA, (collectively “Scrudato”) the board of directors dismissed Scrudato as the Registrant’s auditor.

2.
Scrudato’s report for the Registrant’s second quarter ending September 30, 2016, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Registrant to continue as a going concern.

3.
There have been no disagreements between the Registrant and Scrudato regarding any matters of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Scrudato, would have caused Scrudato to make reference to the subject matter of the disagreement(s) in connections with its reports; and no reportable events with the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

New Independent Registered Public Accounting Firm

4.	On January 5, 2017, the Registrant engaged Debra L Lindaman of DLL CPAS, LLC as its independent registered public accounting firm (“DLL CPAS, LLC”).

5.
During the Registrant’s two most recent fiscal years and through the date of this report, the Registrant did not consult with DLL CPAS, LLC regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered regarding the Registrant’s financial statements, and no written or oral advice was provided by DLL CPAS, LLC that was an important factor considered by the Registrant in making a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of any disagreement or event, as set forth in Item 304 (a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	December 29, 2016 Correspondence from Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMLATUS CORPORATION

Date: January 5, 2017	By:	/s/ Gary B. Tilden
Gary B. Tilden, CEO and Secretary